Exhibit 99.2

Blucora, Inc.

Q2 2012 Earnings

Supplemental Information

Table of Contents

Financial Information
Summary - Consolidated Financial Results	2
Reconciliation of Non-GAAP Financial Measures	4

Operating Metrics
Search	5
Tax Preparation	6

Pro-Forma Information
Q2 year-over-year Tax Preparation	7
Last 12 Months - Pro Forma Results	8
Last 12 Months - Levered Free Cash Flow	9
Reconciliation Pro Forma Non-GAAP Financial Measures	10

Blucora Consolidated Financial Results

(in thousands except earnings per share, rounding differences may exist)

	2010		2011									2012
	FYE 12/31		1Q11		2Q11		3Q11	4Q11		FYE 12/31		1Q12		2Q12

Segment Revenue
Search		$214,343		$51,650		$54,292	$56,257		$66,615		$228,814	$75,294		$81,808
Tax Preparation (1)		$0		$0		$0	$0		$0		$0	$40,401		$19,075

Total		$214,343		$51,650		$54,292	$56,257		$66,615		$228,814	$115,695		$100,883

Segment Income (2)
Search		$49,266		$11,095		$11,534	$10,809		$12,768		$46,206	$13,373		$15,078
Tax Preparation (1)		$0		$0		$0	$0		$0		$0	$22,134		$11,954

Total		$49,266		$11,095		$11,534	$10,809		$12,768		$46,206	$35,507		$27,032

Segment Income % of Revenue
Search		23%		21%		21%	19%		19%		20%	18%		18%
Tax Preparation		na		na		na	na		na		na	55%		63%

Total		23%		21%		21%	19%		19%		20%	31%		27%
Unallocated Corporate Operating Expense		$16,801		$2,130		$2,543	$2,307		$2,603		$9,583	$3,805	(3)	$2,525

Adjusted EBITDA		$32,465		$8,965		$8,991	$8,502		$10,165		$36,623	$31,702		$24,507
Other Unallocated Corporate
Depreciation		$6,596		$1,451		$1,376	$1,115		$919		$4,861	$951		$956
Amortization of Intangibles		$9,197		$958		$772	$518		$347		$2,595	$3,624	(4)	$5,248 (4)
Stock Compensation		$13,919		$2,033		$1,338	$3,049		$1,267		$7,687	$6,708	(5)	$2,020
Other (Income) Expense	-$	15,244	-$	75	-$	107	$455		$972		$1,245	$1,555		$930

Total		$14,468		$4,367		$3,379	$5,137		$3,505		$16,388	$12,838		$9,154

Income Before Taxes		$17,997		$4,598		$5,612	$3,365		$6,660		$20,235	$18,864		$15,353

Income Tax
Cash		$196		$113		$133	$68		$1,398		$1,712	$861		$474
Non-cash (6)		$8,530		$1,589		$1,803	$1,221	-$	17,613	-$	13,000	$6,597		$5,181

Total		$8,726		$1,702		$1,936	$1,289	-$	16,215 (7)	-$	11,288	$7,458		$5,655

Income from Continuing Operations		$9,271		$2,896		$3,676	$2,076		$22,875		$31,523	$11,406		$9,698

Discontinued Operations Loss (8)	-$	4,593	-$	1,573	-$	8,354	$0		$0	-$	9,927	$0		$0

GAAP Net Income (Loss)		$4,678		$1,323	-$	4,678	$2,076		$22,875		$21,596	$11,406		$9,698
GAAP Diluted Earnings Per Share		$0.13		$0.04	-$	0.12	$0.05		$0.57		$0.56	$0.28		$0.23

Non-GAAP Net Income		$40,557		$7,433		$7,590	$6,846		$6,896		$28,765	$28,517		$21,817
Non-GAAP Earnings Per Share - diluted		$1.10		$0.20		$0.20	$0.17		$0.17		$0.74	$0.70		$0.53

Outstanding Shares		36,089		36,502		37,964	39,323		39,534		39,534	39,804		40,334
Basic Shares		35,886		36,339		37,422	38,568		39,448		37,954	39,692		40,116
Fully-diluted Shares		36,829		37,084		38,128	39,158		40,074		38,621	40,978		41,245

Cash & Short-term Investment		$253,736		$249,765		$263,402	$279,276		$293,551		$293,551	$129,868		$141,867
Outstanding Debt		$0		$0		$0	$0		$0		$0	$85,000		$75,000

Net Cash		$253,736		$249,765		$263,402	$279,276		$293,551		$293,551	$44,868		$66,867

Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)

On January 31, 2012, the Company acquired TaxACT Holdings, Inc. and its wholly-owned subsidiary, 2nd Story Software, Inc., which operates the TaxACT tax preparation software and online service and software business. The TaxACT business consists of an online tax preparation service for individuals, tax preparation software for individuals and professional tax preparers, and ancillary data storage and financial services. The majority of the TaxACT business’s revenue is generated by the online service at www.taxact.com. As a highly seasonal business, almost all of the TaxACT revenue is generated in the first four months of the calendar year. Amounts represent the results of operations for the TaxACT business from February 1, 2012 to June 30, 2012.

(2)

The Company does not allocate certain general, administrative, and overhead costs, stock-based compensation, depreciation, amortization of intangible assets, other loss (income), net, income tax expense, or results from discontinued operations to the reportable segments. The general, administrative and overhead costs are included in Unallocated Corporate Operating Expense.

(3)	Amount for the quarter ended March 31, 2012 includes $1.1 million in transaction costs related to the TaxACT acquisition.
(4)

Amount for the quarter ended March 31, 2012 and June 30, 2012, includes $3.4 million and $5 million, respectively, related to amortization of acquired intangible assets related to the TaxACT acquisition.

(5)

In the quarter ended September 30, 2011, $1.9 million in stock-based compensation expense was recorded in association with issuance of a warrant. In the quarter ended March 31, 2012, $5.2 million in stock-based compensation expense was recorded in association with the modification of the terms of a warrant and the vesting of a non-employee performance-based equity award, which were both triggered by the acquisition of the TaxACT business.

(6)

Amounts represent the non-cash portion of income tax expense from continuing operations. The Company excludes the non-cash portion of income tax expense because of its ability to offset a substantial portion of its cash tax liabilities by using these deferred tax assets. The majority of these deferred tax assets will expire if unutilized in 2020.

(7)	Amount includes a tax benefit of $19.6 million, due to the release of the valuation allowance on deferred tax assets.
(8)

In the quarter ended June 30, 2011, the Company completed the sale of its Mercantila e-commerce business. The operating results of that business have been presented as discontinued operations for all periods presented.

Blucora Non-GAAP Reconciliation (1)

(in thousands except earnings per share, rounding differences may exist)

	2010	2011					2012
	FYE 12/31	1Q11	2Q11	3Q11	4Q11	FYE 12/31	1Q12	2Q12
Adjusted EBITDA
Net Income (2)	$4,678	$1,323	$(4,678)	$2,076	$22,875	$21,596	$11,406	$9,698
Discontinued operations	4,593	1,573	8,354	—	—	9,927	—	—
Depreciation	6,596	1,451	1,376	1,115	919	4,861	951	956
Amortization of intangible assets	9,197	958	772	518	347	2,595	3,624	5,248
Stock-based compensation	13,919	2,033	1,338	3,049	1,267	7,687	6,708	2,020
Other (income) expense (3)	(15,244)	(75)	(107)	455	972	1,245	1,555	930
Income tax expense (benefit)	8,726	1,702	1,936	1,289	(16,215)	(11,288)	7,458	5,655

Adjusted EBITDA	$32,465	$8,965	$8,991	$8,502	$10,165	$36,623	$31,702	$24,507

Non-GAAP Net Income
Net Income (2)	$4,678	$1,323	$(4,678)	$2,076	$22,875	$21,596	$11,406	$9,698
Discontinued operations	4,593	1,573	8,354	—	—	9,927	—	—
Amortization of acquired intangible assets	9,197	958	772	518	347	2,595	3,624	5,248
Stock-based compensation	13,919	2,033	1,338	3,049	1,267	7,687	6,708	2,020
Loss / (Gain) on derivative	—	—	—	—	—	—	272	(333)
Cash tax impacts of GAAP adjustments	(360)	(43)	1	(18)	20	(40)	(90)	3
Non-cash income tax expenses (benefit) from continuing operations (1)	8,530	1,589	1,803	1,221	(17,613)	(13,000)	6,597	5,181

Non-GAAP net income (4)	$40,557	$7,433	$7,590	$6,846	$6,896	$28,765	$28,517	$21,817

Non-GAAP Earnings Per Share
Non-GAAP Net Income	$40,557	$7,433	$7,590	$6,846	$6,896	$28,765	$28,517	$21,817
Non-GAAP Earnings Per Share - diluted (4)	$1.10	$0.20	$0.20	$0.17	$0.17	$0.74	$0.70	$0.53
Fully-diluted Shares	36,829	37,084	38,128	39,158	40,074	38,621	40,978	41,245

(1)

For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP financial Measures to the Nearest Comparable GAAP Measure for the three months ended June 30, 2012 and 2011 in exhibit 99.1 to this Current Report on Form 8-K filed on July 26 2012

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)

Other loss (income), net includes such items as interest expense, interest income, derivative instrument gains or losses, foreign currency gains or losses, gains or losses from the disposal of assets, adjustments to the fair values of contingent liabilities related to business combinations, gains on resolutions of contingencies and litigation settlements.

(4)	Amounts previously disclosed have been revised to reflect the effect of classifying the Company’s Mercantila e-commerce business as discontinued operations.

Blucora Operating Metrics - Search

	2010	2011					2012
	FYE 12/31	1Q11	2Q11	3Q11	4Q11	FYE 12/31	1Q12	2Q12
Revenue by Source
Owned & Operated (B2C)	31%	27%	22%	19%	16%	21%	13%	12%
Distribution (B2B)	69%	73%	78%	81%	84%	79%	87%	88%

*	Owned & Operated includes revenue from the Make The Web Better acquisition in 2Q 2010; the installed base has experienced attrition since the acquisition. Owned & Operated also includes other development-stage initiatives.

Blucora Operating Metrics - Tax Preparation

(in thousands, rounding differences may exist)

	2011 Season through:		2012 Season through:		% Change Year over Year
	4/19/11	6/30/11	4/18/12	6/30/12	4/18/12	6/30/12
Consumer (DDIY) e-files	4,654	4,734	5,025	5,120	8%	8%

Tax Preparation Segment - Pro Forma 2Q Year-over-Year Results

(in thousands, rounding differences may exist)

	Three Months Ended				Six Months Ended
	(a)				(c)
	2Q12	2Q11		Growth	2Q12	2Q11		Growth
Pro Forma Revenue	$19,810	$17,815		11%	$81,754	$74,573		10%
Pro Forma Segment Income	$12,782	$10,556	(b)	21%	$43,359	$39,120	(d)	11%

Segment Margin	65%	59%			53%	52%

(a)	Includes $735,000 of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(b)	Excludes $1.8 million of non-operational expenses related to a non-consummated sales transaction for 2Q 2011.
(c)	Includes $1.4M of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(d)	Excludes $120,000 and $2.9M of non-operational expenses related to a non-consummated sales transaction for the six months ended 2Q 2012 and 2Q 2011, respectively.

Tax Preparation Segment - Pro Forma Calendar Quarter Historical Performance

(in thousands, rounding differences may exist)

	1Q11	2Q11	3Q11	4Q11	FY 2011	1Q12
Pro Forma Revenue	$56,758	$17,815	$2,004	$2,205	$78,782	$61,944
Pro Forma Segment Income (c)	$28,564	$10,556	$(435)	$(1,134)	$37,551	$30,577

Segment Margin	50%	59%	-22%	-51%	48%	49%

(c)

Excludes $1.1 million, $1.8 million, $3.6 million, $2.9 million and $9.4 million of non-operational expenses related to a non-consummated sales transaction for 1Q 2011, 2Q 2011, 3Q 2011, 4Q 2011 and full-year 2011.

Pro Forma - Consolidated Financial Performance

twelve months ending 6/30/2012

(in thousands, rounding differences may exist)

	(a) Tax Preparation		Search	Corporate	Consolidated
Revenue	$85,963		$279,974	$—	$365,937

Segment income	$41,790	(b)	$52,028	$—	$93,818
Unallocated Corporate expenses	$—		$—	$(11,242)	$(11,242)

Adjusted EBITDA					$82,576

Non-GAAP Net Income					$69,994
Non-GAAP Earnings Per Share - diluted					$1.73
Diluted Shares for the twelve-month period ended June 30, 2012					40,357

(a)

Includes $1.4M of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition in 2012, and $25.1M revenue prior to the acquisition (July 2011 - January 2012).

(b)

Includes $1.4M of revenue which was not reported on a GAAP basis due to fair value purchase accounting on deferred revenue in 2012 and excludes $6.6M of transaction expenses related to the failed HRB acquisition

Pro-Forma Free Cash Flow (“FCF”)

twelve months ending 6/30/2012

(in thousands, rounding differences may exist)

Pro Forma Adjusted EBITDA	$82,576
Less - Pro Forma Capital Expenditures	$(1,100)
Less - Pro Forma Cash Taxes	$(1,400)

Unlevered FCF	$80,076
Less - Pro Forma Cash Interest Expense	$(4,600	) (a)

Levered FCF	$75,476

(a)	Interest expense estimated at 5% and assumes initial debt amount of $100 million for periods prior to acquisition; as of June 30, 2012 there is $75M of debt outstanding.

Blucora Pro Forma Non-GAAP Reconciliation

twelve months ending 6/30/2012

(in thousands except rates, rounding differences may exist)

Pro Forma Adjusted EBITDA
Pro forma income from continuing operations	$22,270
Pro forma depreciation	4,370
Pro forma amortization of intangible assets	21,476
Pro forma stock-based compensation	13,717
Pro forma other expense, net	6,838
Pro forma income tax expense	13,905

Pro Forma Adjusted EBITDA	$82,576

Pro Forma Non-GAAP Net Income
Pro forma income from continuing operations	$22,270
Pro forma amortization of acquired intangible assets	21,476
Pro forma stock-based compensation	13,717
Loss / (Gain) on derivative	(60)
Pro forma cash tax impact of GAAP adjustments	93
Pro forma non-cash income tax expense from continuing operations	12,498

Pro forma non-GAAP net income	$69,994

Pro forma non-GAAP Earnings per share - diluted	$1.73
Weighted average diluted shares	40,357

(1)

For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP financial Measures to the Nearest Comparable GAAP Measure for the three months ended June 30, 2012 and 2011 in exhibit 99.1 to this Current Report on Form 8-K filed on July 26, 2012.